Exhibit 99.1


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                          PAGE 5
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

(A) Total Receivable Balance                                                                   $305,686,731.00
(B) Total Certificate Balance                                                                  $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                             96.00%
    (ii)  Original Class A Principal Balance                                                   $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                       6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                              4.00%
    (ii)  Original Class B Principal Balance                                                    $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                       6.70%
(E) Servicing Fee Rate (per annum)                                                                        1.00%
(F) Weighted Average Coupon (WAC)                                                                        12.15%
(G) Weighted Average Original Maturity (WAOM)                                                            60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                            45.97 months
(I) Number of Receivables                                                                               31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                        1.50%
    (ii)  Reserve Fund Initial Deposit                                                           $4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75%
               charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                      1.00%
          (c) Percent of Remaining Certificate Balance                                                    3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                            8.00%


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------

(A) Total Receivable Balance                                                                   $251,698,694.29
(B) Total Certificate Balance                                                                  $251,698,694.29
(C) Total Certificate Pool Factor                                                                    0.8233877
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                           $241,630,530.48
    (ii) Class A Certificate Pool Factor                                                             0.8233877
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                            $10,068,163.81
    (ii) Class B Certificate Pool Factor                                                             0.8233877
(F) Reserve Fund Balance                                                                          8,159,621.99
(G) Cumulative Net Losses for All Prior Periods                                                   2,063,507.74
(H) Charge-off Rate for Second Preceding Period                                                           1.31%
(I) Charge-off Rate for Preceding Period                                                                  1.95%
(J) Delinquency Percentage for Second Preceding Period                                                    0.32%
(K) Delinquency Percentage for Preceding Period                                                           0.37%
(L) Weighted Average Coupon (WAC)                                                                       12.130%
(M) Weighted Average Remaining Maturity (WAM)                                                            43.05 months
(N) Number of Receivables                                                                               28,159

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                  12,720,634.22
    (ii)  Prepayments in Full                                                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                  0.00
    (iv) Other Refunds Related to Principal                                                               0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                    2,539,118.71
    (ii)  Repurchased Loan Proceeds Related to Interest                                                   0.00
(C) Weighted Average Coupon (WAC)                                                                        12.13%
(D) Weighted Average Remaining Maturity (WAM)                                                            42.33 months
(E) Remaining Number of Receivables                                                                     27,244




(F) Delinquent Receivables                                    Dollar Amount                           #  Units
                                                              --------------                          --------
    (i)  30-59 Days Delinquent                                     3,165,194             1.33%             353
    (ii)  60-89 Days Delinquent                                      870,664             0.37%              87
    (iii) 90 Days or More Delinquent                                 213,782             0.09%              20



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Fund Investment Income                                                                   36,106.25
(B) Collection Account Investment Income                                                                  0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                     696,530.97
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                      655,196.15
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                  41,334.82
    (ii)  Liquidation Proceeds Related to Interest                                                       81.71
    (iii) Recoveries from Prior Month Charge Offs                                                   366,943.87

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                          PAGE 3
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                       DISTRIBUTION DATE NOVEMBER 15, 1996




E. COLLECTIONS
--------------
Interest Collections:


(A) Interest Payments Received                                                                    2,539,118.71
(B) Liquidation Proceeds Related to Interest                                                             81.71
(C) Repurchased Loan Proceeds                                                                             0.00
(D) Recoveries from Prior Month Charge Offs                                                         366,943.87
                                                                                             -----------------
(E) Interest Collections                                                                          2,906,144.29

Principal Collections:
(F) Principal Payments Received                                                                 $12,720,634.22
(G) Liquidation Proceeds Related to Principal                                                        41,334.82
(H) Repurchased Loan Proceeds                                                                             0.00
                                                                                             -----------------
(I) Principal Collections                                                                        12,761,969.04

(J) Total Collections                                                                           $15,668,113.33


F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                                                            $209,748.91
    (ii)  Prior Collection Period unpaid Servicing Fees                                                   0.00
                                                                                             -----------------
    (iii)  Total Servicing Fee                                                                     $209,748.91

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                               $1,318,899.98
    (ii)  Class A prior period Interest Carryover Shortfall                                               0.00
                                                                                             -----------------
    (iii)  Class A Interest Distribution                                                         $1,318,899.98
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                  $56,213.91
    (ii)  Class B prior period Interest Carryover Shortfall                                               0.00
                                                                                             -----------------
    (iii)  Class B Interest Distribution                                                            $56,213.91

(D) Total Certificate Interest Distribution                                                      $1,375,113.89
(E) Total Certificate Interest Distribution plus Total Servicing Fee                             $1,584,862.81

Principal:
(F) Principal Collections                                                                       $12,761,969.04
(G) Realized Losses                                                                                 655,196.15
                                                                                             -----------------
(H) Total Monthly Principal                                                                     $13,417,165.19

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                              12,880,467.09
    (ii)  Class A prior period Principal Carryover Shortfall                                              0.00
                                                                                             -----------------
    (iii)  Class A Principal Distribution                                                        12,880,467.09
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                 536,698.10
    (ii)  Class B prior period Principal Carryover Shortfall                                              0.00
                                                                                             -----------------
    (iii)  Class B Principal Distribution                                                           536,698.10

(K) Total Principal Distribution                                                                 13,417,165.19

(L) Total Interest and Principal Distribution Amounts                                            15,002,028.00
    plus Servicing Fee


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                          PAGE 4
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                       DISTRIBUTION DATE NOVEMBER 15, 1996


G. DISTRIBUTIONS
----------------


(A) Total Interest Collections available to be distributed                                        2,906,144.29
(B)  Class B Percentage of Principal Collections                                                    510,489.69
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                       209,748.91
    (ii)  Servicing Fee paid                                                                        209,748.91
                                                                                             -----------------
    (iii)  Unpaid Servicing Fee                                                                           0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid               2,696,395.38
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                           1,318,899.98
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee        1,318,899.98
    (iii)  Total Interest Collections available after Class A Interest Distribution paid          1,377,495.40
    (iv)  Class A Interest Distribution remaining to be paid                                              0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections              0.00
    (vi)  Class A Interest Distribution remaining to be paid                                              0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                           0.00
    (viii) Class A Interest Carryover Shortfall                                                           0.00
    (ix)  Class A Interest Distribution paid                                                      1,318,899.98

(F) Class B Certificates
    (i) Class B Interest Distribution                                                                56,213.91
   (ii) Class B Interest Distribution paid from Interest Collections after
        Class A Interest Distribution                                                                56,213.91
  (iii) Total Interest Collections available after Class B
        Interest Distribution paid                                                                1,321,281.48
   (iv) Class B Interest Distribution remaining to be paid                                                0.00
    (v) Class B Interest Distribution paid from
        Reserve Fund                                                                                      0.00
   (vi) Class B Interest Carryover Shortfall                                                              0.00
   (vii) Class
    B Interest Distribution paid                                                                     56,213.91

(G) Total Interest Paid                                                                           1,375,113.89
(H) Total Interest and Servicing Fee Paid                                                         1,584,862.81
(I) Total Interest Collections available after Servicing Fee and Class A and
    Class B Interest Distribution paid                                                            1,321,281.48

Total Collections available to be distributed:
(J) Total Principal Collections                                                                  12,761,969.04
(K) Excess Interest                                                                               1,321,281.48
(L) Less: Class B Percentage of Principal Collections used to pay Class A
    Interest Distribution                                                                                 0.00
(M) Total Collections available to be distributed as principal                                   14,083,250.52

Principal:
(N) Class A Certificates
    (i) Class A Principal Distribution                                                           12,880,467.09
   (ii) Class A Principal Distribution paid from total Collections available
        to be distributed                                                                        12,880,467.09
  (iii) Total Collections available after Class A Principal
        Distribution paid                                                                         1,202,783.43
 (iv) Class A Principal Distribution remaining
       to be paid                                                                                         0.00
  (v) Class A Principal Distribution paid from Reserve Fund                                               0.00
 (vi) Class A Principal Carryover Shortfall 0.00 (vii) Total Class A
       Principal Distribution paid                                                               12,880,467.09

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                            536,698.10
    (ii)  Class B Principal Distribution paid from total Collections available to
          be distributed                                                                            536,698.10
    (iii) Total Collections available after Class B Principal Distribution paid                     666,085.33
    (iv)  Class B Principal Distribution remaining to be paid                                             0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                           0.00
    (vi)  Class B Principal Carryover Shortfall                                                           0.00
    (vii)   Total Class B Principal Distribution paid                                               536,698.10

(P)  Total Excess Cash to the Reserve Fund                                                          666,085.33


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                          PAGE 5
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                                   Beginning                         End
                                                                   of Period                      of Period
                                                               -----------------              -----------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                    $251,698,694.29                $238,281,529.10
    (ii)   Aggregate Certificate Pool Factor                          0.8233877                      0.7794958
    (iii)   Class A Principal Balance                            241,630,530.48                 228,750,063.39
    (iv)   Class A Pool Factor                                        0.8233877                      0.7794958
    (v)   Class B Principal Balance                               10,068,163.81                   9,531,465.71
    (vi)   Class B Pool Factor                                        0.8233877                      0.7794959

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                   12.13%                         12.13%
    (ii)  Weighted Average Remaining Maturity (WAM)                       43.05 months                   42.33 months
    (iii) Remaining Number of Receivables                                28,159                         27,244
    (iv)  Pool Balance                                          $251,698,694.29                $238,281,529.10

I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                             8,159,621.99
(B) Less: Draw to pay Class A Interest Distribution                                                       0.00
(C) Reserve Account Balance after draw                                                            8,159,621.99
(D) Less: Draw to pay Class B Interest Distribution                                                       0.00
(E) Reserve Account Balance after draw                                                            8,159,621.99
(F) Less: Draw to pay Class A Principal Distribution                                                      0.00
(G) Reserve Account Balance after draw                                                            8,159,621.99
(H) Less: Draw to pay Class B Principal Distribution                                                      0.00
(I) Reserve Account Balance after draw                                                            8,159,621.99
(J) Total excess Collections deposited in the Reserve Fund                                          666,085.33
                                                                                             -----------------
(K) Reserve Fund Balance                                                                          8,825,707.32
(L) Specified Reserve Account Balance                                                             7,744,149.70
(M) Reserve Account Release to Seller                                                             1,081,557.63
                                                                                             -----------------
(N) Ending Reserve Account Balance                                                                7,744,149.70
                                                                                             =================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                  $41,334.82
    (ii)   Liquidation Proceeds Related to Interest                                                                       81.71
    (iii) Recoveries on Previously Liquidated Contracts                                                              366,943.87
(B) Realized Net Losses for Collection Period                                                                        655,196.15
(C) Charge-off Rate for Collection Period (annualized)                                                                     1.41%
(D) Cumulative Aggregate Net Losses for all Periods                                                                2,718,703.89

(E) Delinquent Receivables

                                                                  Dollar Amount                      #  Units
                                                                  -------------                      --------
    (i)  30-59 Days Delinquent                                     3,165,194             1.33%          353
    (ii)  60-89 Days Delinquent                                      870,664             0.37%           87
    (iii) 90 Days or More Delinquent                                 213,782             0.09%           20


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                          PAGE 6
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                       DISTRIBUTION DATE NOVEMBER 15, 1996


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                                                 1.31%
    (ii) Preceding Collection Period                                                                                       1.95%
    (iii) Current Collection Period                                                                                        1.41%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                               1.56%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                                                 0.32%
    (ii) Preceding Collection Period                                                                                       0.37%
    (iii) Current Collection Period                                                                                        0.46%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                               0.38%

(C) Loss and Delinquency Trigger Indicator                                                                   Trigger was not hit

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                          PAGE 7
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                       DISTRIBUTION DATE NOVEMBER 15, 1996

L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------

                                                                                                                  Per $1,000 of
                                                                                                               Original Principal
(A)  Amount of distribution allocable to principal:                                           Dollars ($)            Balance
                                                                                           -----------------    -----------------
    (i)    Class A Certificates                                                               12,880,467.09          43.8918796
    (ii)   Class B Certificates                                                                  536,698.10          43.8918796

                                                                                                                   Per $1,000 of
                                                                                                                 Original Principal
(B)  Amount of distribution allocable to interest:                                            Dollars ($)             Balance
                                                                                           -----------------      ----------------

    (i)    Class A Certificates                                                                1,318,899.98            4.4943245
    (ii)   Class B Certificates                                                                   56,213.91            4.5972482

(C)  Pool Balance as of the close of business on the last day of the
      Collection Period                                                                     $238,281,529.10
                                                                                           ----------------


                                                                                                                 Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related                              Original Principal
     Collection Period                                                                        Dollars ($)          Balance
                                                                                           -----------------   -------------------

    (i)  Total Servicing Fee                                                                     209,748.91
    (ii)    Class A Percentage of the Servicing Fee                                              201,358.78         0.6861564
    (ii)    Class B Percentage of the Servicing Fee                                                8,390.14         0.6861564

                                                                                                                  Per $1,000 of
                                                                                                               Original Principal
                                                                                             Dollars ($)              Balance
                                                                                           -----------------     ----------------
(E)   (i)  Class A Interest Carryover Shortfall                                                         0.00         0.0000000
        (ii)  Class A Principal Carryover Shortfall                                                     0.00         0.0000000
        (iii)  Class B Interest Carryover Shortfall                                                     0.00         0.0000000
        (iv)  Class B Principal Carryover Shortfall                                                     0.00         0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                                       0.00         0.0000000
        (vi)  Class A Principal Carryover Shortfall                                                     0.00         0.0000000
        (vii)  Class B Interest Carryover Shortfall                                                     0.00         0.0000000
        (viii)  Class B Principal Carryover Shortfall                                                   0.00         0.0000000



(F)  Pool factors for each class of certificates, after giving effect to all
      payments allocated to principal                                                                               Pool Factor
                                                                                                                    -----------

    (i)    Class A Pool Factor                                                                                       0.7794958
    (ii)   Class B Pool Factor                                                                                       0.7794959

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)             $655,196.15
                                                                                                 -----------

(H)    Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the
       preceding Collection Period                                                             $1,084,446.55

(I)   Amount on deposit in the Reserve Fund on such Distribution Date, after giving effect to distributions made on such Distribution Date
                                                                                               $7,744,149.70
                                                                                               -------------

(J)  Aggregate outstanding principal balances for each class of certificates, after giving effect to all payments allocated to principal

                                                                                                                 Principal Balance
                                                                                                                 ------------------
    (i)    Class A Principal Balance                                                                                228,750,063.39
    (ii)   Class B Principal Balance                                                                                  9,531,465.71

(K)    Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
       Date                                                                                             $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased
     by the Servicer with respect to the Related Collection Period ($)                                  $0.00
                                                                                                -------------

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                          PAGE 8
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                       DISTRIBUTION DATE NOVEMBER 15, 1996


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:

     (i)  Servicing Fee                                                                      $209,748.91
     (ii)  Servicing Fees retained by the Seller                                              209,748.91
                                                                                             -----------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                               $0.00
                                                                                                                    ------

(B)  Withdraw from the Collection Account and deposit in the Class A Distribution
     Account:
      (i)  for the Class A Interest Distribution                                           $1,318,899.98
      (ii)  for the Class A Principal Distribution                                         12,880,467.09
                                                                                          --------------
      (iii)  Total (i+ii)                                                                                   $14,199,367.07
                                                                                                            --------------

(C)  Withdraw from the Collection Account and deposit in the Class B Distribution
      Account:
      (i)  for the Class B Interest Distribution                                              $56,213.91
      (ii)  for the Class B Principal Distribution                                            536,698.10
                                                                                            ------------
      (iii)  Total (i+ii)                                                                                      $592,912.01
                                                                                                              ------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
      Reserve Fund                                                                                             $666,085.33
                                                                                                               -----------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of Principal
            Collections                                                                                              $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                                      0.00
                                                                                                               -----------
     (iii)  Total                                                                                                             $0.00
                                                                                                                             ------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)    Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
            of the Class A Interest Distribution                                                                     $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                                     0.00
                                                                                                               -----------
     (iii)  Total                                                                                                             $0.00
                                                                                                                             ------